                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        8/31

Date of reporting period:       2/29/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder International Fund

Semiannual Report to Shareholders

February 29, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary February 29, 2004

Classes A, B, C, and I

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares had a 1% front-end sales charge through February 29, 2004, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I shares are not subject to sales charges.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A shares prior to August 2, 1999 and for Class B and C shares prior to December 29, 2000 are derived from the historical performance of Class S shares of the Scudder International Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/29/04
Scudder International Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	22.02%	44.39%	-3.73%	.92%	4.72%
Class B	21.55%	43.25%	-4.47%	.15%	3.90%
Class C	21.54%	43.25%	-4.48%	.15%	3.92%
MSCI EAFE & Canada Index+	25.00%	53.37%	1.24%	1.70%	4.32%

Scudder International Fund	6-Month++	1-Year	3-Year	Life of Class*
Class I	22.39%	45.26%	-3.22%	-5.83%
MSCI EAFE & Canada Index+	25.00%	53.37%	1.24%	-1.37%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* Class I commenced operations on December 29, 2000. Index returns begin December 31, 2000.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I
Net Asset Value: 2/29/04	$ 40.15	$ 39.79	$ 39.78	$ 40.17
8/31/03	$ 33.18	$ 32.74	$ 32.74	$ 33.28
Distribution Information: Six Months: Income Dividends as of 2/29/04	$ .30	$ .01	$ .01	$ .52

Class A Lipper Rankings - International Funds Category as of 2/29/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	646	of	843	77
3-Year	511	of	655	78

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charge with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder International Fund - Class A [] MSCI EAFE & Canada Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/29/04
Scudder International Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,609	$8,410	$9,866	$14,942
	Average annual total return	36.09%	-5.61%	-.27%	4.10%
Class B	Growth of $10,000	$14,025	$8,543	$9,994	$14,663
	Average annual total return	40.25%	-5.11%	-.01%	3.90%
Class C	Growth of $10,000	$14,181	$8,629	$9,977	$14,535
	Average annual total return	41.81%	-4.80%	-.05%	3.81%
MSCI EAFE & Canada Index+	Growth of $10,000	$15,337	$10,375	$10,878	$15,271
	Average annual total return	53.37%	1.24%	1.70%	4.32%

Scudder International Fund		1-Year	3-Year	Life of Class*
Class I	Growth of $10,000	$14,526	$9,066	$8,269
	Average annual total return	45.26%	-3.22%	-5.83%
MSCI EAFE & Canada Index+	Growth of $10,000	$15,337	$10,375	$9,571
	Average annual total return	53.37%	1.24%	-1.37%

The growth of $10,000 is cumulative.

* Class I commenced operations on December 29, 2000. Index returns begin December 31, 2000.
+ The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Barrett International Shares

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 2/29/04
Scudder International Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Barrett International Shares	22.31%	45.13%	-3.37%	1.34%	1.49%
MSCI EAFE & Canada Index+	25.00%	53.37%	1.24%	1.70%	1.49%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* The Barrett International Shares commenced operations on April 3, 1998. Index returns begin April 30, 1998.
Net Asset Value and Distribution Information
Barrett International Shares
Net Asset Value: 2/29/04	$ 40.48
8/31/03	$ 33.51
Distribution Information: Six Months: Income Dividends as of 2/29/04	$ .47

Barrett International Shares Lipper Rankings - International Funds Category as of 2/29/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	599	of	843	71
3-Year	492	of	655	75
5-Year	261	of	491	54

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Barrett International shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder International Fund - Barrett International Shares [] MSCI EAFE & Canada Index+

Yearly periods ended February 28

Comparative Results as of 2/29/04
		1-Year	3-Year	5-Year	Life of Class*
Barrett International Shares	Growth of $10,000	$14,513	$9,022	$10,686	$10,912
	Average annual total return	45.13%	-3.37%	1.34%	1.49%
MSCI EAFE & Canada Index+	Growth of $10,000	$15,337	$10,375	$10,878	$10,898
	Average annual total return	53.37%	1.24%	1.70%	1.49%

The growth of $10,000 is cumulative.

* The Barrett International Shares commenced operations on April 3, 1998. Index returns begin April 30, 1998.
+ The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Shareholders of Class S redeeming shares held less than six months will have a lower return due to the effect of the 2% redemption fee.

Returns shown for Class AARP shares prior to August 14, 2000 are derived from the historical performance of Class S shares of Scudder International Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 2/29/04
Scudder International Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class S	22.19%	44.86%	-3.44%	1.23%	5.02%
Class AARP	22.15%	44.68%	-3.50%	1.21%	5.01%
MSCI EAFE & Canada Index+	25.00%	53.37%	1.24%	1.70%	4.32%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 2/29/04	$ 40.29	$ 40.32
8/31/03	$ 33.34	$ 33.36
Distribution Information: Six Months: Income Dividends as of 2/29/04	$ .40	$ .42

Class S Lipper Rankings - International Funds Category as of 2/29/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	619	of	843	74
3-Year	495	of	655	76
5-Year	265	of	491	54
10-Year	47	of	119	40

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder International Fund - Class S [] MSCI EAFE & Canada Index+

Yearly periods ended February 28

Comparative Results as of 2/29/04
Scudder International Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$14,486	$9,002	$10,631	$16,323
	Average annual total return	44.86%	-3.44%	1.23%	5.02%
Class AARP	Growth of $10,000	$14,468	$8,987	$10,619	$16,305
	Average annual total return	44.68%	-3.50%	1.21%	5.01%
MSCI EAFE & Canada Index+	Growth of $10,000	$15,337	$10,375	$10,878	$15,271
	Average annual total return	53.37%	1.24%	1.70%	4.32%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Alex Tedder discusses Scudder International Fund's strategy and the market environment during the six-month period ended February 29, 2004.

Q: How did the global equity markets perform during the past six months?

A: Stock markets around the world continued to deliver strong returns during the period under review, extending the rally that began in March of 2003. A confluence of factors supported positive market performance. Global economic growth continued to strengthen, due in part to the fact that continued tame inflation worldwide enabled central banks to keep interest rates low.1 The improvement in the global economy, in turn, led to stronger corporate earnings results. Another key feature of the period was the continued weakness of the US dollar, which fell against most foreign currencies. This can be a negative for overseas companies that export to the US since it makes their products more expensive for US consumers. However, it was a positive for US investors in overseas equities because it increased the value of their portfolios. (Mutual funds that invest overseas generally invest in the local markets, meaning that they have to purchase the local currency, for example the euro, in order to buy stocks. When the value of the currency rises, it increases the total value of the investment. For instance, if an investment in a foreign stock is unchanged (0% gain) but the currency rises 5%, the value of the investment will rise 5%.)

1 Low interest rates help spur economic growth.

Q: Please discuss the fund's performance results.

A: Against this favorable market backdrop, the fund performed well on an absolute basis during the reporting period, producing a total return of 22.02% (Class A shares unadjusted for sales charges). Please see pages 3 through 9 for the performance of other share classes. Despite this favorable showing, the fund underperformed both the 25.00% return of its unmanaged benchmark, the MSCI Index, as well as the 22.75% average return for the 859 funds in its Lipper "International Funds" peer group.2

2 Source: Lipper Inc. Includes portfolios that invest assets in securities with primary trading markets outside of the the United States. It is not possible to invest directly in a Lipper category.

Q: What factors caused the fund to underperform its benchmarks?

A: When evaluating the fund's performance, it is important to keep in mind that six months is an extremely short time frame to measure our results given the long-term nature of our investment strategy. Our goal is to use individual security research to identify attractively-valued companies with sustainable business models, strong financials, positive cash flow and capable management teams. This fundamental research-based approach will not always find favor at the times when lower-quality stocks are performing well.3 However, we believe this approach will deliver outperformance over time.

3 Fundamental analysis is the analysis of companies based on the projected impact of management style, products, sales and earnings on their balance sheets and income statements. Companies that exhibit strength in these areas are generally said to have "good fundamentals."

The fund lagged its benchmark and peer group as a result of the weak relative performance of the fund's holdings in Japan. The fund is overweight in Japan, which hurt relative performance because the country's stock market returned only 15.86% in dollar terms for the period (as measured by the TOPIX index), well behind the broader global indices.4,5 Individual companies that hurt performance include Nissan Motor Co., Ltd. and Bridgestone in the consumer area, NTT Docomo and KDDI Corp. in telecommunications, and Nomura Holdings, Inc. and UFJ Holdings, Inc. among financial stocks. We believe, however, that the main causes for this relative weakness are short-term in nature. The first few months of all calendar years typically are seasonally weak ones for Japan, as corporations sell their "cross-shareholdings"6 ahead of the March fiscal year-end. Once this seasonal selling pressure ends, the health of the market usually improves. (As of February 29, 2004, the fund's positions in Bridgestone and NTT Docomo were sold.)

4 "Overweight" means a fund holds a higher weighting in a given sector than the benchmark index; "underweight" means a fund holds a lower weighting than the benchmark.
5 The Tokyo Stock Price Index (TOPIX) is an unmanaged, capitalization-weighted measure of stock markets in Japan. Index returns assume reinvested dividends and do not reflect fees. It is not possible to invest directly into an index.

Investors have also been responding with a knee-jerk reaction to the rising value of the yen. Traditionally, a stronger yen has been a negative for exporters such as Nissan Motor Co., Ltd.7 However, we believe the impact of the value of the yen is overstated. We believe many Japanese companies are now relatively well matched in terms of the currencies in which they earn revenues and incur costs. For instance, most of the cars Nissan Motor Co., Ltd. sells in the US are made in the US, meaning that both revenues and costs are measured in dollars without the exchange rate coming into play. In this way, yen fluctuations do not have the impact on the company's profits they once did. As a result, we believe the market's overreactions to changes in the value of the yen can lead to opportunities for alert investors.

6 Holdings by Japanese companies in other Japanese companies. As companies sell shares in order to increase the amount of cash on their balance sheets, the market often weakens as a result.
7 An exporter with costs in yen and revenues in dollars would, in the case of a rising yen (and falling dollar), see the value of their dollar revenues decline.

In light of the role these factors have played on recent Japanese market performance, we remain optimistic on the long-term return potential of the fund's position in the country given our positive view on the fundamentals of the individual companies we own in the fund.

Q: What elements of the fund's positioning helped performance?

A: The fund's best performing position for the semiannual period was its weighting in basic materials stocks. Performance in this sector has been driven to a great extent by China's rapid growth: in 2003, the country's gross domestic product is estimated to have risen an astounding 9%. China has emerged as a major consumer of natural resources as its economic expansion has led to the construction of new buildings, manufacturing plants and infrastructure. The country's rising demand for commodity products has led to both higher sales volumes and a vastly better pricing environment for companies in the materials sector. This, in turn, has led to stronger earnings. Top fund performers in this industry included the mining companies Companhia Vale do Rio Doce (Brazil), BHP Billiton (Australia) and AngloAmerican PLC (UK), as well as POSCO, a Korean steel company, and LUKOIL, a Russian oil company. The fund's largest holding, the oil company Total SA (France), also registered a nice gain for the period. (As of February 29, 2004, the fund's position in BHP Billiton was sold.)

In technology, Samsung Electronics Co., Ltd. of Korea (the fund's number 13 holding) produced a strong return and we believe its improving fundamentals continue to attract the attention of global investors. The company is gaining market share across all of its business lines as its brand image improves among customers worldwide.8 In addition, as the lowest-cost producer of computer chips in the world, it has benefited as the global economic recovery has sparked increased demand - and higher prices - for chips.

8 Market share is the percentage of the total sales in a particular industry made by the company in question. A company with $200 million of sales in a $1 billion industry has a 20% market share.

Although the fund's holdings in the financial and telecom sectors underperformed, as we just mentioned, we did own several winners in these areas. In financials, strong performing fund holdings included Allianz AG, a German insurer that has restructured its operations, Mega Financial Holdings Co., Ltd. (Taiwan), Alpha Bank A.E. (Greece), and Grupo Fin Bancomer, a Mexican bank which was taken over by BBVA in January. A Japanese bank that outperformed during the period was Mizuho Financial Group, Inc., which has accepted the pain of repricing (downward) the bad loans in its portfolio. Now that investors have more visibility into the company's future results, they have been willing to pay higher prices for its shares. The stock rose 142% in the period. In telecom, Vodafone Group PLC (UK), Telefonica SA (Spain) and Deutsche Telekom AG (Germany) were strong performers. (As of February 29, 2004, the fund's position in Grupo Fin Bancomer was sold.)

Q: How is the fund positioned on a regional basis?

A: We hold a positive view on Asia and gradually have been increasing the fund's weighting in this area. The region appears to be offering increasingly fertile ground for investment ideas due to its wealth of growth opportunities and the fact that companies have higher levels of free cash flow than they have had for many years. Even after the rally in 2003, we continue to find companies that we believe are very reasonably valued versus their global counterparts. We have been emphasizing stocks in the financial and real estate sectors, both of which should benefit from the improving regional economy. Asia is also home to many of the fund's holdings in the basic materials companies that have been benefiting from China's explosive growth.

We are finding investment opportunities to be less plentiful in the UK and Australia. Both countries have begun to raise interest rates, and we believe consumers are overstretched and likely to decrease their spending levels. We are also less enthusiastic on Europe and have been paring back on the fund's position in the region to fund purchases elsewhere. Our view is that the strength of the euro will have a larger negative impact on Europe's economy than investors are currently anticipating. In addition, governments seem unwilling to move ahead with the necessary reforms, and it does not appear that the European Central Bank will help matters significantly by enacting a meaningful reduction in interest rates. The fund's holdings in Europe are therefore focused on companies that are improving profit margins and taking steps to reduce debt and/or streamline their operations. In addition, we are emphasizing sectors where demand appears to be likely to remain favorable, such as investment banking, media and leisure.

Looking ahead, we continue to believe that a rigorous and disciplined approach to investing will help the fund deliver favorable relative performance. We are encouraged by the fact that after a year in which smaller and lower-quality companies performed well, 2004 so far seems to have brought a renewed focus on fundamentally sound companies among market participants. Although the fund underperformed during the semiannual period, our approach has enabled us to identify and invest in what we believe to be some of the world's best companies.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 29, 2004

Asset Allocation	2/29/04	8/31/03

Common Stocks	99%	99%
Preferred Stocks	1%	1%
	100%	100%

Geographical (Excludes Cash Equivalents)	2/29/04	8/31/03

Europe (excluding United Kingdom)	46%	52%
United Kingdom	23%	18%
Japan	19%	18%
Pacific Basin	10%	8%
Latin America	2%	2%
Canada	-	1%
Africa	-	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	2/29/04	8/31/03

Financials	29%	22%
Consumer Discretionary	14%	13%
Industrials	10%	12%
Information Technology	10%	9%
Health Care	8%	10%
Energy	8%	9%
Telecommunication Services	7%	10%
Materials	6%	7%
Consumer Staples	5%	5%
Utilities	-	3%
Other	3%	-
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at February 29, 2004 (24.4% of Portfolio)
1. Total SA Producer of oil and natural gas	France	3.1%
2. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	2.8%
3. Nestle SA Producer and seller of food products	Switzerland	2.7%
4. UBS AG Provider of commercial and investment banking services	Switzerland	2.6%
5. Shell Transport & Trading Co., PLC Producer of oil and gas	United Kingdom	2.3%
6. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.2%
7. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	2.2%
8. Credit Suisse Group Provider of universal banking services	Switzerland	2.2%
9. AstraZeneca PLC Manufacturer of pharmaceutical and agrochemical products	United Kingdom	2.2%
10. Canon, Inc. Producer of visual image and information equipment	Japan	2.1%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of February 29, 2004

	Shares	Value ($)

Common Stocks 98.7%
Australia 1.2%
Australia & New Zealand Banking Group Ltd.	761,428	10,598,898
Westpac Banking Corp., Ltd.	837,243	10,915,713
(Cost $15,945,967)		21,514,611
Brazil 1.0%
Companhia Vale do Rio Doce (ADR) (Cost $8,411,999)	320,006	18,528,347
Denmark 1.2%
A P Moller - Maersk AS (Cost $17,760,905)	2,532	21,393,955
Finland 1.9%
Nokia Oyj (ADR)	494,046	10,755,382
Nokia Oyj	571,717	12,591,658
Stora Enso Oyj "R"	870,527	11,625,442
(Cost $28,425,241)		34,972,482
France 8.5%
BNP Paribas SA	408,500	25,949,711
Compagnie de Saint-Gobain	229,041	12,088,974
Credit Agricole SA	776,963	20,091,863
Dassault Systemes SA	245,963	10,785,156
Schneider Electric SA*	162,508	10,861,206
Total SA	307,488	56,467,040
Vivendi Universal SA*	559,700	16,116,686
(Cost $104,891,124)		152,360,636
Germany 9.0%
Allianz AG (Registered)	258,800	32,414,661
BASF AG	248,189	13,270,149
Deutsche Telekom AG (Registered)*	1,097,758	21,571,724
E.ON AG	354,253	24,074,759
Metro AG	311,800	14,026,482
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)*	156,830	18,387,087
SAP AG	53,800	8,535,629
Siemens AG	378,792	29,362,437
(Cost $108,638,304)		161,642,928
Greece 1.6%
Alpha Bank A.E.	576,419	17,527,032
Public Power Corp.	408,300	10,986,885
(Cost $22,314,740)		28,513,917
Hong Kong 1.9%
BOC Hong Kong (Holdings) Ltd.	5,911,123	11,922,180
Sun Hung Kai Properties Ltd. (REIT)	1,255,790	12,341,401
Wharf Holdings Ltd.	3,187,313	9,949,861
(Cost $29,726,525)		34,213,442
Hungary 0.7%
OTP Bank Rt (GDR)* (Cost $7,586,582)	385,600	12,744,080
Italy 1.7%
Eni SpA (Cost $21,647,696)	1,562,818	30,788,577
Japan 18.9%
Canon, Inc.	783,000	38,219,607
Dai Nippon Printing Co., Ltd.	799,525	12,447,388
Daiwa House Industry Co., Ltd.	545,000	5,395,348
FANUC Ltd.	216,000	13,569,852
Hoya Corp.	179,700	16,868,217
KDDI Corp.	1,710	8,879,253
Kirin Brewery Co., Ltd.	2,076,000	18,935,812
Mitsubishi Corp.	2,697,000	26,625,450
Mitsui Fudosan Co., Ltd. (REIT)	1,553,000	16,554,714
Mizuho Financial Group, Inc.*	6,115	18,424,241
Nippon Steel Corp.	8,452,082	16,564,362
Nissan Motor Co., Ltd.	2,481,133	27,561,833
Nomura Holdings, Inc.	1,546,852	24,577,941
Sharp Corp.	1,059,000	17,573,222
Sony Corp.	567,066	23,161,448
Toyota Motor Corp.	1,104,700	38,140,199
UFJ Holdings, Inc.*	3,759	16,868,080
(Cost $283,835,410)		340,366,967
Korea 4.0%
Kookmin Bank*	339,000	14,123,801
LG Electronics, Inc.	193,000	10,841,409
POSCO	70,200	10,305,134
Samsung Electronics Co., Ltd.	77,843	35,998,672
(Cost $45,189,982)		71,269,016
Mexico 0.5%
Telefonos de Mexico SA de CV (ADR) (Cost $7,789,121)	260,017	8,832,777
Netherlands 3.8%
ING Group NV	1,471,605	36,179,775
Koninklijke (Royal) Philips Electronics NV	752,700	22,990,599
TPG NV	425,568	9,340,933
(Cost $56,301,197)		68,511,307
Russia 1.2%
LUKOIL (ADR)	97,911	10,975,823
YUKOS (ADR)	221,900	11,248,111
(Cost $15,818,590)		22,223,934
Spain 2.4%
Banco Popular Espanol SA	190,449	11,622,318
Telefonica SA	1,932,387	31,551,442
(Cost $29,120,283)		43,173,760
Sweden 1.5%
Telefonaktiebolaget LM Ericsson "B"* (Cost $10,605,704)	9,121,380	26,751,084
Switzerland 13.3%
ABB Ltd.*	4,312,660	26,284,411
Credit Suisse Group (Registered)	1,073,927	39,322,708
Nestle SA (Registered)	181,088	48,079,635
Novartis AG (Registered)	644,558	28,581,748
Roche Holding AG	344,603	35,778,080
Swiss Re (Registered)	213,627	15,474,942
UBS AG (Registered)	634,400	46,910,656
(Cost $171,571,427)		240,432,180
Taiwan 1.9%
Hon Hai Precision Industry Co., Ltd.	2,814,898	12,529,471
Media Tek, Inc.	859,000	9,765,474
Mega Financial Holdings Co., Ltd.	17,388,300	12,707,840
(Cost $28,542,473)		35,002,785
United Kingdom 22.5%
Anglo American PLC	746,200	18,706,083
AstraZeneca PLC	817,724	38,952,830
BAA PLC	1,206,332	11,821,641
BHP Billiton PLC	1,805,442	16,648,001
British Sky Broadcasting Group PLC*	1,067,286	14,363,745
GlaxoSmithKline PLC	1,016,064	21,260,735
HBOS PLC	255,672	3,486,222
HSBC Holdings PLC	2,414,822	39,463,252
ITV PLC*	8,672,754	22,421,177
Kingfisher PLC	2,073,006	11,589,081
Prudential Corp. PLC	1,405,970	12,918,538
Royal Bank of Scotland Group PLC	1,258,350	40,024,199
Scottish & Southern Energy PLC	1,050,209	13,418,402
Shell Transport & Trading Co., PLC	6,069,402	41,691,289
Smith & Nephew PLC	2,373,400	22,737,960
Vodafone Group PLC*	20,266,180	50,785,272
WPP Group PLC	1,460,000	16,405,933
Yell Group PLC	1,497,218	9,432,144
(Cost $284,225,997)		406,126,504
Total Common Stocks (Cost $1,298,349,267)		1,779,363,289

Preferred Stocks 1.0%
Germany
Henkel KGaA, (Cost $12,931,775)	203,744	17,305,310

Cash Equivalents 0.3%
Scudder Cash Management QP Trust, 1.12% (b) (Cost $5,516,488)	5,516,488	5,516,488
Total Investment Portfolio - 100.0% (Cost $1,316,797,530) (a)		1,802,185,087

* Non-income producing security.
(a) The cost for federal income tax purposes was $1,330,114,645. At February 29, 2004, net unrealized appreciation for all securities based on tax cost was $472,070,442. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $477,986,101 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,915,659.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 29, 2004
Assets
Investments: Investments in securities, at value (cost $1,311,281,042)	$ 1,796,668,599
Investment in Scudder Cash Management QP Trust (cost $5,516,488)	5,516,488
Total investments in securities, at value (cost $1,316,797,530)	1,802,185,087
Foreign currency, at value (cost $21,408,232)	21,436,123
Receivable for investments sold	10,413,641
Dividends receivable	2,767,514
Receivable for Fund shares sold	880,616
Foreign taxes recoverable	2,749,782
Total assets	1,840,432,763
Liabilities
Payable for investments purchased	13,058,646
Payable for Fund shares redeemed	2,851,628
Accrued management fee	1,019,731
Other accrued expenses and payables	967,646
Total liabilities	17,897,651
Net assets, at value	$ 1,822,535,112
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(8,976,308)
Net unrealized appreciation (depreciation) on: Investments	485,387,557
Foreign currency related transactions	372,248
Accumulated net realized gain (loss)	(1,337,350,953)
Paid-in capital	2,683,102,568
Net assets, at value	$ 1,822,535,112

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 29, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($223,990,363 / 5,578,881 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 40.15
Maximum offering price per share (100 / 94.25 of $40.15)	$ 42.60
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($49,981,637 / 1,256,190 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 39.79
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($25,148,339 / 632,225 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 39.78
Maximum offering price per share (100 / 99.00 of $39.78)	$ 40.18
Barrett International Shares Net Asset Value, offering and redemption price per share ($1,139,988 / 28,160 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 40.48
Class I Net Asset Value, offering and redemption price per share ($21,314,210 / 530,596 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 40.17
Class AARP Net Asset Value, offering and redemption price per share ($26,085,199 / 647,384 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 40.29
Class S Net Asset Value, offering and redemption price(a) per share ($1,474,875,376 / 36,581,530 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$ 40.32

(a) Redemption price per share for shares held less than six months is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 29, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $924,889)	$ 8,551,604
Interest - Scudder Cash Management QP Trust	13,842
Interest	67,286
Total Income	8,632,732
Expenses: Management fee	6,139,328
Administrative fee	5,270,479
Distribution service fees	618,186
Directors' fees and expenses	16,199
Other	98,635
Total expenses	12,142,827
Net investment income (loss)	(3,510,095)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	127,219,931
Foreign currency related transactions	1,824,806
129,044,737
Net unrealized appreciation (depreciation) during the period on: Investments	240,086,775
Foreign currency related transactions	(82,062)
240,004,713
Net gain (loss) on investment transactions	369,049,450
Net increase (decrease) in net assets resulting from operations	$ 365,539,355

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 29, 2004	Year Ended August 31, 2003
Operations: Net investment income (loss)	$ (3,510,095)	$ 19,759,197
Net realized gain (loss) on investment transactions	129,044,737	(246,486,387)
Net unrealized appreciation (depreciation) on investment transactions during the period	240,004,713	260,717,325
Net increase (decrease) in net assets resulting from operations	365,539,355	33,990,135
Distributions to shareholders from: Net investment income: Class A	(1,714,801)	(1,367,962)
Class B	(6,719)	-
Class C	(5,870)	-
Barrett International Shares	(13,106)	(10,177)
Class I	(340,402)	(172,913)
Class AARP	(248,458)	(203,517)
Class S	(16,877,677)	(15,745,881)
Fund share transactions: Proceeds from shares sold	272,747,764	687,530,684
Reinvestment of distributions	17,549,611	15,744,061
Cost of shares redeemed	(574,255,150)	(1,173,665,773)
Redemption fees	120,772	178,847
Net increase (decrease) in net assets from Fund share transactions	(283,837,003)	(470,212,181)
Increase (decrease) in net assets	62,495,319	(453,722,496)
Net assets at beginning of period	1,760,039,793	2,213,762,289
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $8,976,308 and $13,740,820, respectively)	$ 1,822,535,112	$ 1,760,039,793

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2004[a]	2003	2002	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 33.18	$ 32.35	$ 40.03	$ 57.54	$ 54.78	$ 53.33
Income (loss) from investment operations:
Net investment income (loss)[c]	(.12)	.26	.10	.06	.06	(.02)
Net realized and unrealized gain (loss) on investment transactions	7.39	.79	(7.76)	(14.89)	9.20	1.47
Total from investment operations	7.27	1.05	(7.66)	(14.83)	9.26	1.45
Less distributions from: Net investment income	(.30)	(.22)	(.02)	-	-	-
Net realized gain on investment transactions	-	-	-	(2.68)	(6.50)	-
Total distributions	(.30)	(.22)	(.02)	(2.68)	(6.50)	-
Redemption fees	-***	-***	-***	-	-	-
Net asset value, end of period	$ 40.15	$ 33.18	$ 32.35	$ 40.03	$ 57.54	$ 54.78
Total Return (%)[d]	22.02**	3.28	(19.13)	(26.63)	16.58	2.72**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	224	204	218	312.41		2.8
Ratio of expenses (%)	1.60*	1.49	1.31[e]	1.33	1.47[f]	1.63*
Ratio of net investment income (loss) (%)	(.32)g**	.84	.28	.17	.09	(.09)**
Portfolio turnover rate (%)	104*	104	105	85	83	82*

[a] For the six months ended February 29, 2004.
[b] For the period from August 2, 1999 (commencement of operations of Class A Shares) to August 31, 1999.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 1.33%.
[f] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.47%.
[g] The ratio for the six months ended February 29, 2004, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended August 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 32.74	$ 31.95	$ 39.83	$ 50.14
Income (loss) from investment operations: Net investment income (loss)[c]	(.26)	.03	(.17)	(.11)
Net realized and unrealized gain (loss) on investment transactions	7.32	.76	(7.71)	(10.20)
Total from investment operations	7.06	.79	(7.88)	(10.31)
Less distributions from: Net investment income	(.01)	-	-	-
Redemption fees	-***	-***	-***	-
Net asset value, end of period	$ 39.79	$ 32.74	$ 31.95	$ 39.83
Total Return (%)[d]	21.55**	2.47	(19.78)	(20.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	47	60	92
Ratio of expenses (%)	2.38*	2.27	2.08[e]	2.13*
Ratio of net investment income (loss) (%)	(.71)f**	.06	(.49)	(.35)*
Portfolio turnover rate (%)	104*	104	105	85
[a] For the six months ended February 29, 2004.
[b] For the period from December 29, 2000 (commencement of operations of Class B shares) to August 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 2.13%.
[f] The ratio for the six months ended February 29, 2004, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended August 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 32.74	$ 31.94	$ 39.82	$ 50.14
Income (loss) from investment operations: Net investment income (loss)[c]	(.26)	.03	(.17)	(.12)
Net realized and unrealized gain (loss) on investment transactions	7.31	.77	(7.71)	(10.20)
Total from investment operations	7.05	.80	(7.88)	(10.32)
Less distributions from: Net investment income	(.01)	-	-	-
Redemption fees	-***	-***	-***	-
Net asset value, end of period	$ 39.78	$ 32.74	$ 31.94	$ 39.82
Total Return (%)[d]	21.54**	2.50	(19.79)	(20.58)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	22	24	32
Ratio of expenses (%)	2.37*	2.26	2.11	2.11*
Ratio of net investment income (loss) (%)	(.71)e**	.07	(.52)	(.33)*
Portfolio turnover rate (%)	104*	104	105	85
[a] For the six months ended February 29, 2004.
[b] For the period from December 29, 2000 (commencement of operations of Class C shares) to August 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratio for the six months ended February 29, 2004, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Barrett International Shares
Years Ended August 31,	2004[a]	2003	2002	2001	2000	1999[b]	1999[c]
Selected Per Share Data
Net asset value, beginning of period	$ 33.51	$ 32.61	$ 40.37	$ 57.95	$ 54.94	$ 50.14	$ 52.40
Income (loss) from investment operations:
Net investment income (loss)[d]	(.02)	.39	.19	.19	.25	.25[e]	.52[f]
Net realized and unrealized gain (loss) on investment transactions	7.46	.81	(7.83)	(15.00)	9.45	7.20	2.78
Total from investment operations	7.44	1.20	(7.64)	(14.81)	9.70	7.45	3.30
Less distributions from:
Net investment income	(.47)	(.30)	(.12)	(.09)	(.19)	-	-
Net realized gain on investment transactions	-	-	-	(2.68)	(6.50)	(2.65)	(5.56)
Total distributions	(.47)	(.30)	(.12)	(2.77)	(6.69)	(2.65)	(5.56)
Redemption fees	-***	-***	-***	-	-	-	-
Net asset value, end of period	$ 40.48	$ 33.51	$ 32.61	$ 40.37	$ 57.95	$ 54.94	$ 50.14
Total Return (%)	22.31**	3.77	(18.95)	(26.42)	17.31	15.27**	6.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	9	26	25	23
Ratio of expenses (%)	1.06*	1.06	1.06	1.07	.96	1.03*	1.08*
Ratio of net investment income (loss) (%)	(.06)g**	1.27	.53	.43	.39	1.11*	1.02*
Portfolio turnover rate (%)	104*	104	105	85	83	82*	80
[a] For the six months ended February 29, 2004.
[b] For the five months ended August 31, 1999. On June 7, 1999, the Fund changed its fiscal year end from March 31 to August 31.
[c] For the period from April 3, 1998 (commencement of operations of Barrett International Shares) to March 31, 1999.
[d] Based on average shares outstanding during the period.
[e] Net investment income per share includes non-recurring dividend income amounting to $.02 per share.
[f] Net investment income per share includes non-recurring dividend income amounting to $.09 per share.
[g] The ratio for the six months ended February 29, 2004, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized **Not annualized ***Amount is less than $.005.

Class I
Years Ended August 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 33.28	$ 32.42	$ 40.13	$ 50.14
Income (loss) from investment operations: Net investment income (loss)[c]	.00***	.43	.28	.23
Net realized and unrealized gain (loss) on investment transactions	7.41	.80	(7.79)	(10.24)
Total from investment operations	7.41	1.23	(7.51)	(10.01)
Less distributions from: Net investment income	(.52)	(.37)	(.20)	-
Redemption fees	-***	-***	-***	-
Net asset value, end of period	$ 40.17	$ 33.28	$ 32.42	$ 40.13
Total Return (%)	22.39**	3.90	(18.76)	(19.96)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	21	16	22
Ratio of expenses (%)	.95*	.92	.83	.84*
Ratio of net investment income (loss) (%)	.00d**	1.41	.76	.86*
Portfolio turnover rate (%)	104*	104	105	85
[a] For the six months ended February 29, 2004.
[b] For the period from December 29, 2000 (commencement of operations of Class I shares) to August 31, 2001.
[c] Based on average shares outstanding during the period.
[d] The ratio for the six months ended February 29, 2004, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP
Years Ended August 31,	2004[a]	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 33.34	$ 32.51	$ 40.24	$ 57.74	$ 57.26
Income (loss) from investment operations: Net investment income (loss)[c]	(.08)	.33	.19	.20	.01
Net realized and unrealized gain (loss) on investment transactions	7.43	.80	(7.80)	(14.96)	.47
Total from investment operations	7.35	1.13	(7.61)	(14.76)	.48
Less distributions from: Net investment income	(.40)	(.30)	(.12)	(.06)	-
Net realized gain on investment transactions	-	-	-	(2.68)	-
Total distributions	(.40)	(.30)	(.12)	(2.74)	-
Redemption fees	-***	-***	-***	-	-
Net asset value, end of period	$ 40.29	$ 33.34	$ 32.51	$ 40.24	$ 57.74
Total Return (%)	22.15**	3.53	(18.94)	(26.43)	.84**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	21	24	36	71
Ratio of expenses (%)	1.35*	1.25	1.06	1.04[d]	1.05*
Ratio of net investment income (loss) (%)	(.20)e**	1.08	.53	.46	.30*
Portfolio turnover rate (%)	104*	104	105	85	83
[a] For the six months ended February 29, 2004.
[b] For the period from August 14, 2000 (commencement of operations of Class AARP shares) to August 31, 2000.
[c] Based on average shares outstanding during the period.
[d] The ratio of operating expenses includes a one-time reduction in fund complex reorganization costs from fiscal 2000. The ratio without this reduction was 1.07%.
[e] The ratio for the six months ended February 29, 2004, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended August 31,	2004[a]	2003	2002	2001	2000	1999[b]	1999[c]
Selected Per Share Data
Net asset value, beginning of period	$ 33.36	$ 32.51	$ 40.24	$ 57.73	$ 54.82	$ 50.07	$ 52.06
Income (loss) from investment operations:
Net investment income (loss)[d]	(.06)	.35	.19	.18	.16	.20[e]	.47[f]
Net realized and unrealized gain (loss) on investment transactions	7.44	.80	(7.80)	(14.94)	9.38	7.20	3.10
Total from investment operations	7.38	1.15	(7.61)	(14.76)	9.54	7.40	3.57
Less distributions from: Net investment income	(.42)	(.30)	(.12)	(.05)	(.13)	-	-
Net realized gain on investment transactions	-	-	-	(2.68)	(6.50)	(2.65)	(5.56)
Total distributions	(.42)	(.30)	(.12)	(2.73)	(6.63)	(2.65)	(5.56)
Redemption fees	-***	-***	-***	-	-	-	-
Net asset value, end of period	$ 40.32	$ 33.36	$ 32.51	$ 40.24	$ 57.73	$ 54.82	$ 50.07
Total Return (%)	22.19**	3.62	(18.94)	(26.44)	17.09	15.19**	7.18
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,475	1,444	1,872	3,248	4,841	3,610	3,090
Ratio of expenses (%)	1.25*	1.18	1.06	1.07	1.12	1.21*	1.17
Ratio of net investment income (loss) (%)	(.15)g**	1.15	.53	.43	.25	.93*	.92
Portfolio turnover rate (%)	104*	104	105	85	83	82*	80
[a] For the six months ended February 29, 2004.
[b] For the five months ended August 31, 1999. On June 7, 1999, the Fund changed its fiscal year end from March 31 to August 31.
[c] For the year ended March 31.
[d] Based on average shares outstanding during the period.
[e] Net investment income per share includes non-recurring dividend income amounting to $.02 per share.
[f] Net investment income per share includes non-recurring dividend income amounting to $.09 per share.
[g] The ratio for the six months ended February 29, 2004, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to a 1% initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective March 1, 2004, Class C shares will no longer be offered with an initial sales charge. Class C shares do not convert into another class. Barrett International Shares are offered to a limited group of investors and are not subject to initial or contingent deferred sales charges. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Gains realized upon disposition of Indian securities held by the Fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Fund accrues a deferred tax liability for net unrealized gains in excess of available carryforwards on Indian securities. The Fund is also subject to a 20% Taiwan dollar income tax on certain stock dividends.

At August 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $1,341,351,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2009 ($12,330,000), August 31, 2010 ($866,613,000) and August 31, 2011 ($462,408,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through August 31, 2003, the Fund incurred approximately $102,487,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Upon the redemption or exchange of shares held by Class S shareholders for less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 29, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $921,204,800 and $1,247,019,766, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.675% of the first $6,000,000,000 of the Fund's average daily net assets, 0.625% of the next $1,000,000,000 of such net assets, and 0.60% of such net assets in excess of $7,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 29, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.675% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Administrative Fee. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.67%, 0.69%, 0.68%, 0.375%, 0.265%, 0.665% and 0.565% of the average daily net assets for Class A, B, C, Barrett International Shares, I, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Class AARP, Class S and Barrett International Shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provided subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel).

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement until March 31, 2004. Effective April 1, 2004, the Fund will directly bear the cost of expenses formerly covered under the Administrative Agreement. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.345%, 1.365%, 1.355%, 1.24%, 0.94%, 1.34% and 1.24% of average daily net assets for Class A, B, C, Barrett International Shares, I, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, Rule 12b-1 and/or service fees, director and director counsel fees and organization and offering costs). Furthermore, for the period October 1, 2003 through February 29, 2004, the Advisor agreed to waive a portion of its Administrative Fee of the Fund to the extent necessary to maintain the operating expenses of each class at 1.345%, 1.365%, 1.355%, 1.055%, 0.94%, 1.34% and 1.24% of average daily net assets for Class A, B, C, Barrett International Shares, I, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, Rule 12b-1 and/or service fees, director and director counsel fees and organization and offering costs).

For the six months ended February 29, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at February 29, 2004
Class A	$ 712,112	$ 122,866
Class B	168,514	29,457
Class C	80,838	14,671
Barrett International Shares	1,976	359
Class I	30,908	5,764
Class AARP	78,604	13,149
Class S	4,197,527	671,072
	$ 5,270,479	$ 857,338

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 29, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 29, 2004
Class B	$ 183,167	$ 32,005
Class C	89,159	15,834
	$ 272,326	$ 47,839

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 29, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 29, 2004	Effective Rate
Class A	$ 255,084	$ 44,593.24%
Class B	61,056	6,869.25%
Class C	29,720	4,165.25%
	$ 345,860	$ 55,627

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended February 29, 2004 aggregated $6,636 and $94, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 29, 2004, the CDSC for Class B and C shares aggregated $86,476 and $1,071, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 29, 2004, SDI received $147,496.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and oversees the Investment Program from the Advisor but does not recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 29, 2004		Year Ended August 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,018,129	$ 36,703,792	4,390,778	$ 132,970,984
Class B	258,613	9,563,211	538,202	16,166,860
Class C	79,992	2,929,804	199,378	5,928,812
Class I	112,535	3,846,903	1,710,135	52,165,661
Class AARP	78,709	2,991,206	82,354	2,553,418
Class S	5,944,530	216,712,848	15,635,298	477,744,949
		$ 272,747,764		$ 687,530,684
Shares issued to shareholders in reinvestment of distributions
Class A	43,669	$ 1,635,849	43,037	$ 1,305,728
Class B	184	6,719	-	-
Class C	150	5,583	-	-
Barrett International Shares	347	13,106	333	10,177
Class I	9,092	340,402	5,705	172,913
Class AARP	6,170	231,881	6,246	190,134
Class S	407,342	15,316,071	462,059	14,065,109
		$ 17,549,611		$ 15,744,061
Shares redeemed
Class A	(1,635,849)	$ (58,720,756)	(5,005,960)	$ (151,733,484)
Class B	(437,801)	(16,110,310)	(967,846)	(28,997,913)
Class C	(115,957)	(4,275,665)	(279,479)	(8,325,917)
Barrett International Shares	(607)	(22,767)	(5,948)	(187,196)
Class I	(207,369)	(7,833,243)	(1,596,759)	(46,854,629)
Class AARP	(77,202)	(2,885,177)	(184,417)	(5,616,789)
Class S	(13,064,440)	(484,407,232)	(30,377,705)	(931,949,845)
		$ (574,255,150)		$ (1,173,665,773)
Redemption fees	-	$ 120,772	-	$ 178,847
Net increase (decrease)
Class A	(574,051)	$ (20,381,115)	(572,145)	$ (17,456,772)
Class B	(179,004)	(6,540,380)	(429,644)	(12,831,053)
Class C	(35,815)	(1,340,278)	(80,101)	(2,397,105)
Barrett International Shares	(260)	(9,661)	(5,615)	(177,019)
Class I	(85,742)	(3,645,938)	119,081	5,483,945
Class AARP	7,677	337,910	(95,817)	(2,873,237)
Class S	(6,712,568)	(252,257,541)	(14,280,348)	(439,960,940)
		$ (283,837,003)		$ (470,212,181)

Report of Independent Auditors

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Scudder International Fund (the "Fund") at February 29, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts April 26, 2004	PricewaterhouseCoopers LLP

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SUIAX	SUIBX	SUICX
CUSIP Number	811165-810	811165-794	811165-786
Fund Number	468	668	768

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	AINTX	SCINX
Fund Number	168	068

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. Investors may do so by filling out and returning the enclosed "opt-out" form. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder International Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               April 30, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder International Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               April 30, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               April 30, 2004
                                    ---------------------------